Exhibit 99.4

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma combined condensed financial statements give effect to the Merger of the Company and Continental using the purchase method of accounting. The unaudited pro forma combined condensed financial statements are based on the respective historical financial statements of the Company and Continental and the notes thereto. The unaudited pro forma combined condensed balance sheet assumes that the Merger took place on June 30, 1998. The unaudited pro forma combined condensed statements of operations assume that the Merger took place as of January 1, 1997.

     The unaudited pro forma combined condensed financial statements are based on the estimates and assumptions set forth in the notes to such statements. The pro forma adjustments made in connection with the development of the pro forma information are preliminary and have been made solely for purposes of developing such pro forma information for illustrative purposes. The amount of the purchase price in excess of Continental's net assets acquired has been allocated to goodwill and other intangible assets based on management estimates and the allocation will be finalized based on an appraisal. Although the Company does not expect that the final allocation will be materially different from these estimates, there can be no assurance that such differences, if any, will not be material. The unaudited pro forma combined condensed financial statements do not purport to be indicative of the results of operations for future periods or the combined financial position or results of operations that actually would have resulted had the entities been a single entity during these periods.

     The Company incurred direct transaction costs of approximately $0.9 million associated with the Merger and Continental incurred related costs of approximately $1.0 million which were expensed prior to the Merger. These amounts are preliminary estimates only and therefore are subject to change. In addition, the Company may incur cash and non-cash restructuring charges to operations in the third quarter of 1998. However, the amounts of such charges cannot be estimated at this time. There can be no assurance that the Company will not incur additional charges in subsequent periods to reflect costs associated with the Merger.


                                                Unaudited Pro Forma Combined Condensed Statement of Operations

                                                             (in thousands, except per share data)
                                                                         (unaudited)


                                                               Six months ended June 30, 1998
                                             --------------------------------------------------------------------
                                                 MIM               Continental       Pro Forma             MIM
                                             (Historical)         (Historical)       Adjustments        Pro Forma
                                             ------------         ------------       -----------        ---------
Revenues                                       $ 207,841            $  30,764                           $ 238,605
Cost of revenues                                 196,044               24,477                             220,521
                                               ---------            ---------                           ---------
Gross profit                                      11,797                6,287                              18,084
Selling, general and
administrative expenses                            9,261                4,824               564 (1)        14,487
                                               ---------            ---------                           ---------
                                                                                           (104)(1)
                                                                                            (58)(1)
Operating profit                                   2,536                1,463              (402)            3,597
Interest income (expense)                            990                 (163)                                827
Minority interest                                     (1)                --                                    (1)
                                               ---------            ---------         ---------         ---------
Profit before taxes                                3,525                1,300              (402)            4,423
Taxes                                               --                    646              (646)(2)           --
                                               ---------            ---------         ---------         ---------
Net income                                     $   3,525            $     654         $     244         $   4,423
                                               =========            =========         =========         =========
Basic income per share    (7)                  $    0.26            $   56.14                           $    0.25
Diluted income per share  (7)                  $    0.23            $   56.14                           $    0.23

Weighted average common
shares used in computing
basic income per share    (7)                     13,471                   12             3,900            17,383

Weighted average common
shares used in computing
diluted income per share  (3)(7)                  15,467                   12             3,900            19,379


                                                               Year ended December 31, 1997
                                             --------------------------------------------------------------------
                                                 MIM               Continental       Pro Forma             MIM
                                             (Historical)         (Historical)       Adjustments        Pro Forma
                                             ------------         ------------       -----------        ---------
Revenues                                       $ 242,291            $  47,280                           $ 289,571
Cost of revenues                                 239,002               36,320                             275,322
                                               ---------            ---------         ---------         ---------
Gross profit                                       3,289               10,960                              14,249
Selling, general and
administrative expenses                           19,098                9,503             1,128 (1)        29,439
                                               ---------            ---------         ---------         ---------
                                                                                           (208)(1)
                                                                                            (82)(1)
Operating profit                                 (15,809)               1,457              (838)          (15,190)
Interest income (expense)                          2,295                 (291)                              2,004
Minority interest                                     17                 --                                    17
                                               ---------            ---------         ---------         ---------
Profit (loss) before taxes                       (13,497)               1,166              (838)          (13,169)
Taxes                                               --                    632              (632)(2)          --
                                               ---------            ---------         ---------         ---------
Net income (loss)                              $ (13,497)           $     534         $    (206)        $ (13,169)
                                               =========            =========         =========         =========
Basic and diluted income
  (loss) per share        (7)                  $   (1.07)           $   46.03                           $   (0.80)

Weighted average common
shares used in computing
basic and diluted income
(loss) per share          (4)(7)                  12,620                   12             3,900            16,532


See accompanying notes to the unaudited pro forma combined condensed financial statements.

                                                                     Unaudited Pro Forma Combined Condensed Balance Sheet

                                                                                        (in thousands)
                                                                                          (unaudited)


                                                                             Six Months Ended June 30, 1998
                                                          ----------------------------------------------------------------------
                                                                 MIM          Continental       Pro Forma            MIM
                                                             (Historical)     (Historical)      Adjustments       Pro Forma
                                                             ------------     ------------      -----------       ---------
Assets
      Cash & cash equivalents                                  $  2,583         $    628        $ (1,900)(5)      $  1,311
      Investment securities                                      20,715               --                            20,715
      Receivables                                                41,005            9,402                            50,407
      Inventory                                                      --              902                               902
      Prepaid expense                                             1,222              336                             1,558
      Deferred income taxes                                          --              235                               235
                                                               --------         --------        --------          --------
              Total current assets                               65,525           11,503          (1,900)           75,128

      Investment securities                                         351               --                               351
      Investments                                                 2,300               --                             2,300
      Property & equipment, net                                   3,832              552                             4,384
      Goodwill and other intangible assets, net                      --            5,450          17,333(6)
                                                                                                   1,900(5)
                                                                                                  (5,450)(6)        19,233
      Deferred income taxes                                          --               35                                35
      Other assets                                                  353               30                               383
                                                               --------         --------        --------          --------
              Total assets                                     $ 72,361         $ 17,570        $ 11,883          $101,814
                                                               ========         ========        ========          ========
Liabilities & stockholders equity
      Current portion of capital lease obligations                $ 231             $ 15                             $ 246
      Current portion of long term debt                              --              288                               288
      Accounts payable                                            1,042            5,054                             6,096
      Claims payable                                             31,829            1,029                            32,858
      Payables to plan sponsors and others                       13,073               --                            13,073
      Accrued expenses                                            4,105            1,065                             5,170
      Income taxes payable                                           --              782                               782
                                                               ---------        --------                          --------
              Total current liabilities                          50,280            8,233                            58,513

      Other non-current liabilities                                  --              54                                 54
      Capital lease obligations, less current portion               639               17                               656
      Minority interest                                           1,112               --                             1,112
      Long-term debt, less current portion                           --            3,152                             3,152

Liabilities & stockholders' equity
      Common stock                                                    1               12             (12)(6)(7)
                                                                                                       1(6)(7)           2
      Additional paid-in capital                                 73,603            4,584          (4,584)(6)(7)
                                                                                                      (1)(6)(7)
                                                                                                  17,997(5)(6)(7)   91,599
      Retained earnings                                         (51,536)           1,518          (1,518)(6)       (51,536)
      Stockholder notes receivable                               (1,738)              --                            (1,738)
                                                               ---------        --------        --------          --------
              Total stockholders' equity                         20,330            6,114          10,883            38,327

              Total liabilities & stockholders' equity         $ 72,361         $ 17,570        $ 11,883          $101,814
                                                               ========         ========        ========          ========


See accompanying notes to the unaudited pro forma combined condensed financial statements.

                          NOTES TO UNAUDITED PRO FORMA
                     COMBINED CONDENSED FINANCIAL STATEMENTS

(1) To record amortization of goodwill (over 25 years) and other intangibles (over an estimated 7.5 years) and elimination of prior amortization of goodwill and other intangibles.

(2) Elimination of income taxes as a result of consolidated losses or utilization of operating loss carryforwards.

(3) The unaudited pro forma diluted income per common share is based on the weighted average number of common shares and common share equivalents of the Company and Continental outstanding for each period, at an exchange ratio of 327.59 shares of Common Stock for each Continental share.

(4) The unaudited pro forma basic and diluted income per common share is based on the weighted average number of common shares of the Company and Continental outstanding for each period, at an exchange ratio of 327.59 shares of Common Stock for each Continental share. Diluted loss per common share is the same as basic loss per common share which excludes common share equivalents since they would be antidilutive.

(5) To record direct transaction costs of approximately $0.9 million associated with the Merger, consisting primarily of fees for investment banking, legal, accounting and other related costs to be paid by the Company. Continental incurred approximately $1.0 million of costs related to the Merger, including transaction fees payable to former officers of Continental. As these costs are non-recurring, they are not reflected in the pro forma combined condensed statement of operations.

(6) To record the issuance of 3,912,448 shares of Common Stock in exchange for the 11,943.125 Continental Shares (see Note 7) in connection with the Merger. The Common Stock has been valued at $4.60 per share (the average price per share of the Common Stock several days before and after the date of the Merger Agreement). The amount of the purchase price (including $1.9 million of transaction costs) in excess of Continental's net assets acquired has been allocated to goodwill ($14.6 million) and other intangible assets ($3.6 million) based on management estimates and the allocation will be finalized based on an appraisal. Other intangible assets primarily consist of customer lists and non-compete agreements.

(7) In June 1998, all holders of Continental stock options exercised all outstanding options to purchase 343.125 Continental shares. These Continental shares have been reflected in the unaudited pro forma combined condensed financial statements as if they were exercised as of the beginning of the respective period presented. These Continental shares have been included in the determination of the purchase price.